Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of BioSource International, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission (the “10-Q Report”) that, to the best of the undersigned’s knowledge:

(1)          the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2005	/s/ TERRANCE J. BIEKER
Terrance J. Bieker
President and Chief Executive Officer

Date: June 24, 2005	/s/ Alan I. Edrick
Alan I. Edrick
Executive Vice President and Chief Financial Officer